UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

December 19, 2022

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported in our Quarterly Report on Form 10-Q for the period ended September 30, 2022 and as filed with the Securities and Exchange Commission on November 18, 2022, Gaucho Group Holdings, Inc. (“the Company”) commenced an offering of a series of 7% convertible promissory notes to accredited investors (the “Notes”) in the amount of up to $1,500,000 (inclusive of principal and interest), assuming a conversion price of the Notes at $2.40, and an additional $3,750,000 assuming exercise of all the warrants at $6.00.

On December 19, 2022, at a special meeting of the stockholders of the Company, the stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 1,250,000 shares of the Company’s common stock upon the conversion of the Notes without giving effect to the 19.99% cap provided under Nasdaq Rule 5635(d).

Also on December 19, 2022, Notes representing a total of $1,484,000 of principal and $13,710 of interest were mandatorily converted into 624,084 units (“Units”) consisting of one share of common stock and one warrant to purchase one share of common stock (the “Warrants”) at a conversion price of $2.40 per unit. The Warrants are exercisable at a price of $6.00 per share and carry a term of one year.

For this sale of securities, there was no general solicitation and no commissions paid, all purchasers were accredited investors, and the Company is relying on the exemption from registration available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering. A Form D was filed with the SEC on October 19, 2022, and an amended Form D was filed on December 23, 2022.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 23rd day of December 2022.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO